UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2023

Knightscope, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41248	46-2482575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 Terra Bella Avenue

Mountain View, California 94043

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (650) 924-1025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KSCP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On January 6, 2023, following the completion of its previously announced acquisition of CASE Emergency Systems in October 2022, Knightscope, Inc. (the “Company”) announced a cost-reduction plan (the “Plan”) intended to reduce operating costs, improve operating margins, streamline its operations and right-size its combined workforce and continue advancing the Company’s ongoing commitment to profitable growth. The Plan includes a reduction of the Company’s current workforce by approximately 20%.

The Company estimates that it will incur approximately $613,400 in cash and non-cash charges in connection with the Plan, of which approximately $594,600 is expected to be incurred in the first quarter of 2023. These charges relate primarily to severance payments, employee benefits, and share-based compensation. Of the aggregate amount of charges that the Company estimates it will incur in connection with the Plan, the Company expects that approximately $168,500 will be cash expenditures in 2023.

The actions associated with the employee restructuring under the Plan are expected to be substantially complete by the end of the first quarter of 2023, subject to local law and consultation requirements.

The estimates of the charges and expenditures that the Company expects to incur in connection with the Plan, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates.

In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Plan.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Compensation Waiver

On January 5, 2023, the board of directors (the “Board”) of the Company voluntarily elected to waive payment of all of the directors’ cash retainer fees for the fourth quarter of 2022.

Change in Titles and Responsibilities for Mallorie Burak

On January 5, 2023, the Board appointed Mallorie Burak, the Company’s current Chief Financial Officer, as the Company’s President, effective immediately. Ms. Burak will continue to serve as the Company’s Chief Financial Officer as well as the Company’s principal financial officer and principal accounting officer for SEC reporting purposes. William Santana Li, the Company’s Chief Executive Officer, will continue to serve as the Company’s principal executive officer for SEC reporting purposes.

Ms. Burak, age 52, has served as the Company’s Chief Financial Officer since October 2020. Ms. Burak is an experienced financial executive, bringing 30 years of expertise across a broad spectrum of industries ranging from early-stage start-ups to multi-national, public corporations. Prior to joining the Company, she served as Chief Financial Officer at ThinFilm Electronics ASA, an innovative solid-state lithium battery start-up, from 2019 to 2020 and Alta Devices, Inc., a GaAs thin-film solar technology start-up, from 2016 to 2019. Prior to Alta Devices Ms. Burak served as Chief Financial Officer at FriendFinder Networks, Rainmaker Systems, FoodLink, and Southwall Technologies. Ms. Burak has significant experience working with a variety of financing sources, both public and private, as well as significant experience leading and managing merger and acquisition related activities. Ms. Burak holds a BSBA and MBA from San Jose State University

There were no immediate changes to Ms. Burak’s compensation in connection with her additional titles, including her cash bonus target, incentive awards and employee benefits. Additional details regarding Ms. Burak’s compensation are described in the Company’s definitive proxy statement for its 2022 annual meeting of stockholders, filed with the Securities and Exchange Commission on May 2, 2022.

There are no family relationships between Ms. Burak and any of the Company’s directors or executive officers. Ms. Burak is not party to any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD.

On January 9, 2023, the Company issued a press release announcing the Plan. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” about the Company’s future expectations, plans, outlook, projections and prospects. Such forward-looking statements can be identified by the use of words such as “should,” “may,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” “proposes” and similar expressions. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements about the Company’s path to profitability, the expected benefits of and timing of completion of the Plan and the expected costs and charges of the Plan. Although the Company believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, among other things, the risk that the restructuring costs and charges may be greater than anticipated; the risk that the Company’s restructuring efforts may adversely affect the Company’s internal programs and the Company’s ability to recruit and retain skilled and motivated personnel, and may be distracting to employees and management; the risk that the Company’s restructuring efforts may negatively impact the Company’s business operations and reputation with or ability to serve customers; the risk that the Company’s restructuring efforts may not generate their intended benefits to the extent or as quickly as anticipated. Readers are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as of the date of the document in which they are contained, and the Company does not undertake any duty to update any forward-looking statements, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

knightscope, INC.

Date: January 9, 2023	By:	/s/ Mallorie Burak
	Name:	Mallorie Burak
	Title:	President and Chief Financial Officer